Supplement to Symetra Focus Variable Annuity Prospectus
                     Supplement dated  March 30, 2012
             to Prospectus dated May 1, 2011 as supplemented

Discontinuation of Sales:

Effective May 1, 2012, Symetra Life Insurance Company has decided to discontinue sales of the Symetra Focus Variable Annuity, no longer allowing new sales of the contract. As a current Owner your level of service will not be affected, you will continue to be able to add additional Purchase Payments to your Contract Value and you will still have all rights and benefits under the contract.